UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3694
Oppenheimer Gold & Special Minerals Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  June 30
Date of reporting period:  06/30/2008

Item 1.  Reports to Stockholders.

*June 30, 2008*

Oppenheimer

# Gold & Special Minerals Fund

Management Commentaries and Annual Report

## MANAGEMENT COMMENTARIES

Listing of Top Holdings

## ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Agnico-Eagle Mines Ltd.	6.4%

Goldcorp, Inc.	6.0

Newmont Mining Corp.	5.8

Yamana Gold, Inc.	5.7

Freeport-McMoRan Copper & Gold, Inc., Cl. B	5.6

Kinross Gold Corp.	5.0

Barrick Gold Corp.	4.9

Companhia de Minas Buenaventura SA, Sponsored ADR	4.1

Impala Platinum Holdings Ltd.	3.8

Companhia Vale do Rio Doce, ADR	3.2
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on net assets. For up-to-date Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.
6       |       OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended June 30, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. The Fund’s Class A shares (without sales charge) returned 29.43% for the 1-year period ended June 30, 2008, outperforming its benchmark the MSCI World Index, which returned -10.68%. We achieved these results despite heightened market volatility, as economic and credit concerns originating in the U.S. bond market’s sub-prime mortgage sector spread to other areas of the global financial markets. Even though gold and other metals are generally unrelated to U.S. housing and mortgage markets, investors’ intensifying credit and liquidity worries nonetheless produced pullbacks in a number of asset classes late in the reporting period, including the stocks of gold producers.
     Business fundamentals for most metals producers remained solid despite recent market turbulence. Positive secular trends continued to drive commodity prices higher throughout the world. Perhaps most significant, demand for construction materials such as steel, copper and zinc remained robust from fast-growing emerging markets such as China and India, which are building out their industrial infrastructures. At the same time, prices of precious metals such as gold, platinum and silver have advanced due to rising demand for jewelry from a growing middle class of consumers in former third-world countries. Investors also have turned to precious metals as a hedge against potential inflation and geopolitical instability.
     Uranium was one of only a few metals to produce generally lackluster results over the reporting period. The price of uranium remained relatively flat during the year after posting impressive gains in previous reporting periods. In our view, this pause is likely to be temporary as more nations build uranium-fired nuclear power plants in an attempt to fight global warming and reduce their dependence on expensive oil and gas as a fuel source. We believe the fundamental factors are still favorable for this metal, as the supply side has a lot of restrictions and the environment for the dollar continues to be weak. While we may continue to see more corrections in 2008, these corrections could be excellent entry points for the long-term investor.
     We attribute the pullback in metals producers’ stock prices late in the reporting period to a change in investors’ attitudes toward risk. The continued affects of the sub-prime mortgage crisis and its repercussions caused many investors to become more risk averse, resulting in broad equity market volatility that did not spare metals producers. In addition, investors appear to be worried that credit-related problems in the financials sector could dampen global economic growth more severely than currently is
7     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
expected, which, in our opinion, could reduce demand for “base” metals and stop the rally in commodity prices.
     Our basic strategy is to overweight gold, precious metals and silver producers. The Fund continues to have two allocations: approximately 85% in gold holdings and 15% in other minerals. Because the Fund invests in companies involved in the gold and minerals sector, rather than owning the commodity itself, careful research is required. To help identify firms with strong growth and profitability trends, we combine in-depth fundamental research with a quantitative screen. Our core holdings are typically concentrated in well-capitalized senior and intermediate producers, taking a market weight on exploration and small-capitalized companies. However, as the market environment grew more turbulent, we trimmed the Fund’s positions in a number of the industry group’s larger companies, many of which had rallied to fuller valuations. We redeployed those assets mainly to smaller metals producers, especially those that are making the transition from exploration to production. This strategy worked well over the reporting period, helping the Fund to outperform its benchmark, which is composed primarily of larger companies. However, we have maintained positions in the larger mining and metals companies, as we believe that they help serve as a stabilizing influence during times of heightened market volatility.
     The Fund benefited from gains in Freeport-McMoRan Copper & Gold, Inc., which successfully integrated operations after its merger with Phelps Dodge Corp. in March 2007. Other notable successes included Barrick Gold Corp., Agnico-Eagle Mines Ltd., which was the Fund’s largest holding at period end, and Goldcorp, Inc., the Fund’s second largest holding at period end. Barrick Gold continued to have a large hedge book and was helped during the reporting period by higher gold futures. Agnico-Eagle was in full expansion mode during the reporting period and offered a lot of exciting growth opportunities which the market noticed. Rising gold futures continued to pull Goldcorp higher as well.
     While the Fund held relatively few disappointments during the reporting period, laggards included Brush Engineered Materials, Inc. and Centerra Gold, Inc. Brush Engineered Materials is a small position and declined during the period because of sluggish orders. Centerra Gold has operations in countries that have typically been politically unfriendly to mine producers. For example, during the reporting period, the Mongolian government announced it would have to renegotiate its mining contract and the market reacted to this news.
     We remain cautiously optimistic. Supply-and-demand factors seem to support a case for further increases in commodity prices. For example, relatively few new gold deposits have been discovered and new mines are facing higher regulatory hurdles, suggesting that the supply of gold will remain limited. Yet, we expect demand to continue to rise. In our
8       |       OPPENHEIMER GOLD & SPECIAL MINERALS FUND

judgment, the rise of a new class of wealthier consumers in the emerging markets is a trend that is likely to persist over the long term, even as the cyclical global economy waxes and wanes. In addition, valuations of metal producers’ stocks have not yet advanced as robustly as underlying commodity prices, making them relatively attractive. However, we would not be surprised to see more market volatility over the near term as investors continue to react to negative news emanating from the U.S. housing and financial sectors.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until June 30, 2008. In the case of Class A, B and C shares, performance is measured over a ten-year period. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchange of 22 countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
9       |       OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10       |       OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, life and 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
11       |       OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12       |       OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, life and 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
13       |       OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 7/19/83. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
14       |       OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to
15       |       OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND EXPENSES Continued
exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2008	June 30, 2008	June 30, 2008

Class A	$1,000.00	$1,090.50	$5.58

Class B	1,000.00	1,086.30	9.74

Class C	1,000.00	1,086.30	9.48

Class N	1,000.00	1,089.00	7.24

Hypothetical (5% return before expenses)

Class A	1,000.00	1,019.54	5.39

Class B	1,000.00	1,015.56	9.41

Class C	1,000.00	1,015.81	9.16

Class N	1,000.00	1,017.95	7.00
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2008 are as follows:

Class	Expense Ratios

Class A	1.07%

Class B	1.87

Class C	1.82

Class N	1.39
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
16      |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS June 30, 2008

	Shares	Value

Common Stocks—99.6%

Energy—2.0%

Oil, Gas & Consumable Fuels—2.0%
Alpha Natural Resources, Inc.[1]	20,000	$2,085,800

Callon Petroleum Co.[1]	81,000	2,216,160

Cameco Corp.	535,100	22,939,737

Cano Petroleum, Inc.[1]	200,000	1,588,000

Denison Mines Corp.[1]	1,630,000	14,242,718

GMX Resources, Inc.[1]	41,000	3,038,100

McMoRan Exploration Co.[1]	80,000	2,201,600

Petrohawk Energy Corp.[1]	20,000	926,200

Salamander Energy plc[1]	321,000	2,052,405

		51,290,720

Industrials—0.9%

Electrical Equipment—0.7%
Canadian Solar, Inc.[1]	114,000	4,581,660

Solaria Energia y Medio Ambiente SA1	800,000	11,525,018

Yingli Green Energy Holding Co. Ltd., ADR[1]	130,000	2,069,600

		18,176,278

Industrial Conglomerates—0.2%
Walter Industries, Inc.	39,800	4,329,046

Materials—96.7%

Chemicals—3.1%
CF Industries Holdings, Inc.	58,000	8,862,400

K+S AG	100,000	57,169,330

Mosaic Co. (The)[1]	49,400	7,148,180

Neo Materials Technologies, Inc.[1]	1,720,000	7,421,791

		80,601,701

Metals & Mining—93.6%
Aditya Birla Minerals Ltd.	4,100,000	8,607,748
African Rainbow Minerals Ltd.	6,700	239,591

Agnico-Eagle Mines Ltd.	2,232,100	166,001,277

Alamos Gold, Inc.[1]	2,438,300	14,705,840

Albidon Ltd., CDI[1]	410,838	1,669,929

Anglo Platinum Ltd.	280,000	46,738,186

Aquarius Platinum Ltd.	2,999,623	47,911,869

Aurelian Resources, Inc.[1]	1,300,000	7,190,350

Aurizon Mines Ltd.[1]	1,540,000	7,430,421

Avoca Resources Ltd.[1]	311,404	668,704

Barrick Gold Corp.	2,796,815	127,255,083

BHP Billiton Ltd., Sponsored ADR	620,000	52,817,800

Brush Engineered Materials, Inc.[1]	827,780	20,214,388

Centamin Egypt Ltd.[1]	2,300,000	2,650,500

Centerra Gold, Inc.[1]	3,521,400	16,472,568

Central African Mining & Exploration Co. plc[1]	10,600,000	11,717,956

Companhia de Minas Buenaventura SA, Sponsored ADR	1,620,900	105,958,233

Companhia Siderurgica Nacional SA, Sponsored ADR	154,000	6,839,140

Companhia Vale do Rio Doce, ADR	2,320,000	83,102,400

Compass Minerals International, Inc.	15,000	1,208,400

Detour Gold Corp.[1]	370,000	8,918,898

Dominion Mining Ltd.	2,750,000	8,831,593

Eldorado Gold Corp.[1,2]	4,266,000	36,355,340

Eldorado Gold Corp.[1,2]	480,000	4,090,615

Franco-Nevada Corp.	633,000	15,333,039

Franco-Nevada Corp.	200,000	4,844,562

Freeport-McMoRan Copper & Gold, Inc., Cl. B	1,240,000	145,315,600
F1      |     OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Metals & Mining Continued
Goldcorp, Inc.	3,373,068	$155,734,550

Impala Platinum Holdings Ltd.	2,467,352	97,370,596

Ivanhoe Mines Ltd.[1]	3,583,100	39,091,621

Jaguar Mining, Inc.[1]	2,319,500	22,405,683

JSC Mining & Metallurgical Co. Norilsk Nickel, ADR	500,000	12,650,000

Katanga Mining Ltd.[1]	1,070,000	13,672,747

Kingsgate Consolidated Ltd.[1]	310,275	1,555,643

Kinross Gold Corp.[3]	5,438,890	128,412,193

Kinross Gold Corp.[3]	800,460	18,918,394

Lihir Gold Ltd.[1]	14,674,667	46,571,701

Lonmin plc	1,244,676	78,468,882

Lundin Mining Corp.[1]	2,600,000	15,859,567

Mechel, ADR	180,000	8,917,200

Mercator Minerals Ltd.[1]	1,989,000	23,738,482

Metallica Resources, Inc.[1]	3,320,000	22,595,665

MMX Mineracao e Metalicos SA1	2,538,000	78,035,070

New Pacific Metals Corps.[1]	370,000	1,015,985

Newcrest Mining Ltd.	1,615,880	45,597,177

Newmont Mining Corp.	2,860,105	149,183,077

Osisko Mining Corp.[1]	100,000	423,654

Pan American Silver Corp.[1]	1,028,541	35,566,948

Pan Australian Resources Ltd.[1]	19,395,455	18,851,446

Panoramic Resources Ltd.	4,036,492	15,633,169

Peter Hambro Mining plc	138,000	3,526,621

Randgold Resources Ltd., ADR[2]	1,510,000	69,731,800

Rio Tinto plc, Sponsored ADR	135,000	66,825,000

Royal Gold, Inc.	550,000	17,248,000

Silvercorp Metals, Inc.	2,830,000	16,651,956

Sino Gold Mining Ltd.[1]	4,000,000	22,462,500

Taseko Mines Ltd.[1]	1,850,000	9,488,575

Teck Cominco Ltd., Cl. B	300,000	14,385,000

Thompson Creek Metals Co.[1]	1,727,100	33,739,170

Xstrata plc	450,000	35,763,165

Yamana Gold, Inc.	8,821,400	146,720,549

Zhaojin Mining Industry Co. Ltd.	2,500,000	3,090,481

		2,422,992,297

Total Common Stocks (Cost $1,862,214,794)		2,577,390,042

	Units

Rights, Warrants and Certificates—0.0%
High River Gold Mines Ltd. Wts., Strike Price 4 CAD, Exp. 11/8/10[1]	235,000	87,575

Jiutian Chemical Group Ltd. Wts., Strike Price 0.80 SGD, Exp. 10/15/10[1,4]	3,100,000	45,570

Nevsun Resources Ltd. Wts., Strike Price 10 CAD, Exp. 12/19/08[1]	70,000	3

St. Barbara Ltd. Rts., Strike Price 0.40 AUD, Exp. 7/4/08[1]	1,428,571	73,520

Total Rights, Warrants and Certificates (Cost $117,814)		206,668

Total Investments, at Value (Cost $1,862,332,608)	99.6%	2,577,596,710

Other Assets Net of Liabilities	0.4	11,548,031

Net Assets	100.0%	$2,589,144,741

Industry classifications are unaudited.
F2      |     OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Footnotes to Statement of Investments
Strike price is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
SGD	Singapore Dollar

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross		Shares
	June 30, 2007	Additions		Reductions		June 30, 2008

Eldorado Gold Corp.	4,026,000	4,986,000	[a]	4,746,000	[a]	4,266,000
Eldorado Gold Corp.	—	480,000	[a]	—		480,000
Oppenheimer Institutional Money Market Fund, Cl. E	11,900,939	456,456,555		468,357,494		—
Randgold Resources Ltd., ADR	1,220,000	290,000		—		1,510,000

		Dividend
	Value	Income

Eldorado Gold Corp.	$36,355,340	$—
Eldorado Gold Corp.	4,090,615	—
Oppenheimer Institutional Money Market Fund, Cl. E	—	382,054
Randgold Resources Ltd., ADR	69,731,800	137,800

	$110,177,755	$519,854

a.	All or a portion is the result of a corporate action.

3.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4.	Illiquid security. The aggregate value of illiquid securities as of June 30, 2008 was $45,570, which represents less than 0.005% of the Fund’s net assets. See Note 7 of accompanying Notes.
Foreign Currency Contracts as of June 30, 2008 are as follows:

		Contract
		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)	Dates	Value	Appreciation	Depreciation

Australian Dollar (AUD)	Sell	2,414 AUD	7/1/08-7/2/08	$2,313,821	$3,424	$3,486
British Pound Sterling (GBP)	Buy	253 GBP	7/1/08	503,271	953	—
Canadian Dollar (CAD)	Sell	2,685 CAD	7/2/08	2,632,782	36,305	—
South African Rand (ZAR)	Buy	2,891 ZAR	7/2/08	369,254	3,820	—

Total unrealized appreciation and depreciation					$44,502	$3,486

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Canada	$1,142,619,469	44.3%
United States	365,564,951	14.2
United Kingdom	211,004,029	8.2
Australia	179,419,729	7.0
Brazil	167,976,610	6.5
South Africa	144,348,373	5.6
Peru	105,958,233	4.1
Jersey, Channel Islands	69,731,800	2.7
F3      |     OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Geographic Holdings Continued	Value	Percent

Bermuda	$61,584,616	2.4%
Germany	57,169,330	2.2
Papua New Guinea	46,571,701	1.8
Spain	11,525,018	0.5
Russia	8,917,200	0.3
China	3,090,481	0.1
Cayman Islands	2,069,600	0.1
Singapore	45,570	0.0

Total	$2,577,596,710	100.0%

See accompanying Notes to Financial Statements.
F4      |     OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,809,494,302)	$2,467,418,955
Affiliated companies (cost $52,838,306)	110,177,755

2,577,596,710

Unrealized appreciation on foreign currency exchange contracts	44,502

Receivables and other assets:
Investments sold	26,853,786
Shares of beneficial interest sold	18,120,684
Dividends	917,282
Other	44,643

Total assets	2,623,577,607

Liabilities
Bank overdraft	21,941,134

Bank overdraft—foreign currencies (cost $664,199)	664,199

Unrealized depreciation on foreign currency exchange contracts	3,486

Payables and other liabilities:
Shares of beneficial interest redeemed	6,368,580
Investments purchased	3,233,207
Distribution and service plan fees	1,482,051
Transfer and shareholder servicing agent fees	324,184
Shareholder communications	180,139
Trustees’ compensation	134,723
Other	101,163

Total liabilities	34,432,866

Net Assets	$2,589,144,741

Composition of Net Assets
Paid-in capital	$1,884,272,263

Accumulated net investment loss	(38,080,772)

Accumulated net realized gain on investments and foreign currency transactions	27,689,087

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	715,264,163

Net Assets	$2,589,144,741

F5      |     OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,919,046,518 and 49,472,469 shares of beneficial interest outstanding)	$38.79
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$41.16

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $176,879,942 and 4,781,171 shares of beneficial interest outstanding)	$37.00

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $422,169,056 and 11,442,746 shares of beneficial interest outstanding)	$36.89

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $71,049,225 and 1,872,844 shares of beneficial interest outstanding)	$37.94
See accompanying Notes to Financial Statements.
F6      |     OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,018,461)	$16,349,414
Affiliated companies	519,854

Interest	119,533

Other income	11,521

Total investment income	17,000,322

Expenses
Management fees	13,308,613

Distribution and service plan fees:
Class A	3,650,960
Class B	1,667,724
Class C	3,416,478
Class N	243,750

Transfer and shareholder servicing agent fees:
Class A	2,164,491
Class B	298,796
Class C	501,629
Class N	111,201

Shareholder communications:
Class A	247,712
Class B	43,129
Class C	64,289
Class N	6,284

Custodian fees and expenses	166,960

Trustees’ compensation	61,775

Other	172,714

Total expenses	26,126,505
Less reduction to custodian expenses	(17,827)
Less waivers and reimbursements of expenses	(7,811)

Net expenses	26,100,867

Net Investment Loss	(9,100,545)
F7      |     OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies (net of foreign capital gains tax of $14,885) (includes premiums on options exercised)	$56,052,698
Closing and expiration of option contracts written	512,738
Foreign currency transactions	26,312,828

Net realized gain	82,878,264

Net change in unrealized appreciation on:
Investments	387,495,560
Translation of assets and liabilities denominated in foreign currencies	3,047,605

Net change in unrealized appreciation	390,543,165

Net Increase in Net Assets Resulting from Operations	$464,320,884

See accompanying Notes to Financial Statements.
F8      |     OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended June 30,	2008	2007

Operations
Net investment loss	$(9,100,545)	$(5,163,348)

Net realized gain	82,878,264	68,207,878

Net change in unrealized appreciation	390,543,165	172,523,964

Net increase in net assets resulting from operations	464,320,884	235,568,494

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(29,427,471)	(3,459,581)
Class B	(2,317,826)	—
Class C	(5,364,390)	—
Class N	(835,576)	(56,341)

	(37,945,263)	(3,515,922)

Distributions from net realized gain:
Class A	(57,426,174)	(93,003,541)
Class B	(6,879,054)	(16,788,759)
Class C	(13,958,713)	(22,947,025)
Class N	(1,818,825)	(2,835,580)

	(80,082,766)	(135,574,905)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	659,674,451	350,176,674
Class B	8,847,762	24,302,425
Class C	139,885,804	76,262,867
Class N	34,595,061	8,950,258

	843,003,078	459,692,224

Net Assets
Total increase	1,189,295,933	556,169,891

Beginning of period	1,399,848,808	843,678,917

End of period (including accumulated net investment loss of $38,080,772 and $7,994,113, respectively)	$2,589,144,741	$1,399,848,808

See accompanying Notes to Financial Statements.
F9     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended June 30,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$31.81	$29.15	$18.27	$16.89	$13.79

Income (loss) from investment operations:
Net investment loss[1]	(.09)	(.08)	(.06)	(.03)	(.07)
Net realized and unrealized gain	9.31	7.22	12.12	2.79	4.37 [1]

Total from investment operations	9.22	7.14	12.06	2.76	4.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.76)	(.16)	—	(.43)	(.75)
Distributions from net realized gain	(1.48)	(4.32)	(1.18)	(.95)	(.45)

Total dividends and/or distributions to shareholders	(2.24)	(4.48)	(1.18)	(1.38)	(1.20)

Net asset value, end of period	$38.79	$31.81	$29.15	$18.27	$16.89

Total Return, at Net Asset Value[2]	29.43%	25.97%	68.01%	16.49%	29.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,919,047	$1,003,705	$582,745	$232,702	$206,696

Average net assets (in thousands)	$1,518,510	$752,592	$390,347	$232,401	$195,859

Ratios to average net assets:[3]
Net investment loss	(0.24)%	(0.26)%	(0.26)%	(0.18)%	(0.40)%
Total expenses	1.06%[4,5,6]	1.10%[4,5]	1.18%[6]	1.26%[6,7]	1.27%[6,7]

Portfolio turnover rate	45%	46%	152%	81%	108%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2008	1.06%
Year Ended June 30, 2007	1.10%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F10      |     OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class B Year Ended June 30,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$30.44	$28.13	$17.80	$16.48	$13.50

Income (loss) from investment operations:
Net investment loss[1]	(.36)	(.30)	(.25)	(.17)	(.21)
Net realized and unrealized gain	8.90	6.93	11.76	2.71	4.28 [1]

Total from investment operations	8.54	6.63	11.51	2.54	4.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	—	—	(.27)	(.64)
Distributions from net realized gain	(1.48)	(4.32)	(1.18)	(.95)	(.45)

Total dividends and/or distributions to shareholders	(1.98)	(4.32)	(1.18)	(1.22)	(1.09)

Net asset value, end of period	$37.00	$30.44	$28.13	$17.80	$16.48

Total Return, at Net Asset Value[2]	28.44%	24.97%	66.67%	15.56%	28.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$176,880	$138,568	$104,543	$60,391	$56,502

Average net assets (in thousands)	$167,286	$121,560	$81,043	$60,427	$57,639

Ratios to average net assets:[3]
Net investment loss	(1.03)%	(1.05)%	(1.06)%	(0.96)%	(1.19)%
Total expenses	1.86%[4]	1.90%[4]	2.00%	2.04%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.90%	1.99%	2.04%	2.06%

Portfolio turnover rate	45%	46%	152%	81%	108%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2008	1.86%
Year Ended June 30, 2007	1.90%
See accompanying Notes to Financial Statements.
F11     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended June 30,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$30.41	$28.10	$17.77	$16.47	$13.51

Income (loss) from investment operations:
Net investment loss[1]	(.35)	(.30)	(.24)	(.16)	(.20)
Net realized and unrealized gain	8.88	6.93	11.75	2.71	4.27 [1]

Total from investment operations	8.53	6.63	11.51	2.55	4.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	—	—	(.30)	(.66)
Distributions from net realized gain	(1.48)	(4.32)	(1.18)	(.95)	(.45)

Total dividends and/or distributions to shareholders	(2.05)	(4.32)	(1.18)	(1.25)	(1.11)

Net asset value, end of period	$36.89	$30.41	$28.10	$17.77	$16.47

Total Return, at Net Asset Value[2]	28.45%	25.00%	66.79%	15.64%	28.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$422,169	$228,513	$138,279	$57,431	$47,810

Average net assets (in thousands)	$343,807	$174,909	$92,491	$55,077	$44,168

Ratios to average net assets:[3]
Net investment loss	(1.00)%	(1.03)%	(1.00)%	(0.91)%	(1.11)%
Total expenses	1.82%[4]	1.87%[4]	1.92%	1.99%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.87%	1.91%	1.99%	1.99%

Portfolio turnover rate	45%	46%	152%	81%	108%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2008	1.82%
Year Ended June 30, 2007	1.87%
See accompanying Notes to Financial Statements.
F12     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class N Year Ended June 30,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$31.18	$28.68	$18.03	$16.69	$13.68

Income (loss) from investment operations:
Net investment loss[1]	(.21)	(.17)	(.13)	(.09)	(.13)
Net realized and unrealized gain	9.13	7.08	11.96	2.75	4.33 [1]

Total from investment operations	8.92	6.91	11.83	2.66	4.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.68)	(.09)	—	(.37)	(.74)
Distributions from net realized gain	(1.48)	(4.32)	(1.18)	(.95)	(.45)

Total dividends and/or distributions to shareholders	(2.16)	(4.41)	(1.18)	(1.32)	(1.19)

Net asset value, end of period	$37.94	$31.18	$28.68	$18.03	$16.69

Total Return, at Net Asset Value[2]	29.04%	25.52%	67.62%	16.11%	29.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,049	$29,063	$18,112	$5,893	$3,781

Average net assets (in thousands)	$49,137	$22,412	$10,956	$4,816	$2,857

Ratios to average net assets:[3]
Net investment loss	(0.59)%	(0.57)%	(0.53)%	(0.51)%	(0.71)%
Total expenses	1.39%[4,5,6]	1.41%[4,5]	1.44%[6]	1.57%[6,7]	1.62%[6,7]

Portfolio turnover rate	45%	46%	152%	81%	108%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2008	1.39%
Year Ended June 30, 2007	1.41%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F13     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Gold & Special Minerals Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected
F14     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investments in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments With Off-Balance Sheet Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on
F15     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$45,896,803	$10,620,247	$5,092,194	$653,571,724

1.	The Fund had $730,490 of post-October foreign currency losses which were deferred.

2.	The Fund had $4,285,702 of post-October passive foreign investment company losses which were deferred.

3.	The Fund had $76,002 of straddle losses which were deferred.

4.	During the fiscal year ended June 30, 2008, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended June 30, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F16     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Accordingly, the following amounts have been reclassified for June 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated Net
Increase to	Accumulated Net	Realized Gain
Paid-in Capital	Investment Loss	on Investments[6]

$6,126,813	$16,959,149	$23,085,962

6.	$6,126,813, including $2,130,955 of long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended June 30, 2008 and June 30, 2007 was as follows:

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Distributions paid from:
Ordinary income	$96,395,074	$85,971,732
Long-term capital gain	21,632,955	53,119,095

Total	$118,028,029	$139,090,827

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,923,984,030
Federal tax cost of other investments	(4,074,077)

Total federal tax cost	$1,919,909,953

Gross unrealized appreciation	$734,970,121
Gross unrealized depreciation	(81,398,397)

Net unrealized appreciation	$653,571,724

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended June 30, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$28,033
Payments Made to Retired Trustees	15,634
Accumulated Liability as of June 30, 2008	87,060
F17     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection
F18     |     OPPENHEIMER GOLD & SPECIAL MINERALS FUND

with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended June 30, 2008		Year Ended June 30, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	31,199,209	$1,148,361,542	17,206,855	$522,171,577
Dividends and/or distributions reinvested	1,860,673	67,933,142	2,669,262	77,542,028
Redeemed	(15,143,921)	(556,620,233)[1]	(8,309,155)	(249,536,931)[2]

Net increase	17,915,961	$659,674,451	11,566,962	$350,176,674

Class B
Sold	2,033,714	$72,150,674	1,581,500	$46,083,821
Dividends and/or distributions reinvested	226,757	7,929,676	513,925	14,353,941
Redeemed	(2,031,091)	(71,232,588)[1]	(1,259,415)	(36,135,337)[2]

Net increase	229,380	$8,847,762	836,010	$24,302,425

Class C
Sold	6,472,435	$228,677,702	3,750,677	$109,475,959
Dividends and/or distributions reinvested	427,172	14,895,473	654,053	18,241,541
Redeemed	(2,971,553)	(103,687,371)[1]	(1,810,550)	(51,454,633)[2]

Net increase	3,928,054	$139,885,804	2,594,180	$76,262,867

Class N
Sold	1,728,113	$62,935,627	665,013	$19,730,319
Dividends and/or distributions reinvested	66,006	2,361,638	88,031	2,511,536
Redeemed	(853,228)	(30,702,204)[1]	(452,688)	(13,291,597)[2]

Net increase	940,891	$34,595,061	300,356	$8,950,258

1.	Net of redemption fees of $192,468, $21,203, $43,577 and $6,228 for Class A, Class B, Class C and Class N, respectively.

2.	Net of redemption fees of $54,731, $8,840, $12,720 and $1,630 for Class A, Class B, Class C and Class N, respectively.
F19     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended June 30, 2008, were as follows:

	Purchases	Sales
Investment securities	$1,644,206,895	$926,833,201
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule for Sept. 1, 2007 to June 30, 2008

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $3.2 billion	0.60
Over $4 billion	0.58

Fee Schedule for July 1, 2007 to Aug. 31, 2007

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended June 30, 2008, the Fund paid $2,917,190 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee
F20     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2008 for Class B, Class C and Class N shares were $1,952,297, $3,951,109 and $633,434, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

June 30, 2008	$1,507,554	$143,000	$392,920	$209,977	$35,640
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended June 30, 2008, the Manager waived $7,811 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
F21     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Foreign Currency Exchange Contracts Continued
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
Written option activity for the year ended June 30, 2008 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of June 30, 2007	—	$—	—	$—
Options written	1,400	512,738	100	13,700
Options closed or expired	(1,400)	(512,738)	—	—
Options exercised	—	—	(100)	(13,700)

Options outstanding as of June 30, 2008	—	$—	—	$—

F22     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

7. Illiquid Securities
As of June 30, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
8. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of June 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F23     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Gold & Special Minerals Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Gold & Special Minerals Fund, including the statement of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
August 11, 2008
F24     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.4005 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 11, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended June 30, 2008 which are not designated as capital gain distributions should be multiplied by 2.15% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended June 30, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $16,967,468 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended June 30, 2008, $259,066 or 0.68% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $53,645,414 or 91.78% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $954,728 of foreign income taxes paid by the Fund during the fiscal year ended June 30, 2008. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of $11,153,424 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
17     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
18     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 64	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment manage- ment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (finan- cial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research founda- tion) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfo- lios in the OppenheimerFunds complex.
19     |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited/Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert G. Galli, Trustee (since 1993) Age: 74	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 1999) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corpo- rate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organiza- tion) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994- December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
20      |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Li, Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefi- nite term or until his or her resignation, retirement, death or removal.

Shanquan Li, Vice President and Portfolio Manager (since 1997) Age: 53	Vice President of the Manager (since November 1998); formerly Assistant Vice President of the Manager (January 1997-November 1998). An officer of 1 portfolio in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 57	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional
21      |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Brian W. Wixted, Continued	Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 37	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 42	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.525.7048.
22      |      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $42,800 in fiscal 2008 and $40,500 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $182,936 in fiscal 2008 and $284,254 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,132 in fiscal 2008 and no such fees in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Indian tax filing
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $ no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $190,068 in fiscal 2008 and $284,254 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1)Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Gold & Special Minerals Fund

By:
/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date:	08/07/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date:	08/07/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer
Date:	08/07/2008